UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

Voya Global Equity Dividend and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 to August 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2017

Voya Global Equity Dividend and Premium Opportunity Fund

 E-Delivery Sign-up — details inside

This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Summary Portfolio of Investments (“Portfolio of Investments”)	19
Shareholder Meeting Information	25
Additional Information	26

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio.

For the period ended August 31, 2017, the Fund made monthly distributions totaling $0.36 per share, which were characterized as $0.22 per share return of capital and $0.14 per share of net investment income.*

Based on net asset value (“NAV”), the Fund provided a total return of 7.38% for the period ended August 31, 2017.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $8.01 on February 28, 2017 to $8.19 on August 31, 2017, after taking into account the monthly distributions noted above. Based on its share price, the Fund provided a total return of 12.95% for the period ended August 31, 2017.(2)(3) This share price return reflects an increase in the Fund’s share price from $7.29 on February 28, 2017 to $7.84 on August 31, 2017, after taking into account the monthly distributions noted above.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.
(1)	Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.
(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.
(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 4%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 5.31%. (The Index returned 7.80% for the six-month period ended August 31, 2017, measured in U.S. dollars.)

Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.

The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.

Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be to repeal and replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned. The Senate’s increasingly desperate attempts to pass any version foundered in the early hours of July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.

However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.

In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.2% year over year in the second quarter of 2017, the same as the U.S. The Economic Sentiment Indicator ended the period at the highest in a decade and by then European Central Bank President Draghi was hinting that monetary tightening was on the horizon.

China had stabilized after causing grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year. Even Japan contributed some good news with GDP growth in the second quarter reported at 4.0% annualized.

In late August the Wall Street Journal noted that all 45 countries tracked by the Organization for Economic Co-operation and Development were on track to grow this year for the first time since 2007.

In the U.S., the labor market continued to tighten. The August employment report showed the unemployment rate at 4.3%, near the lowest since May 2001, with an average of 195,000 new jobs created over the last three months. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) in March and another in June to the federal funds rate. After a slow first quarter, second quarter GDP growth was reported at an annualized rate of 3%.

To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a “buy-the-dip” mentality and August ended with the Index less than 1% below its record level.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.74% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 6.28%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 3.85%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.03%.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 5.65% in the six months through August. The earnings per share of its constituent companies topped 13% growth year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 15.30%. Energy was the weakest sector, down 9.93%, with oil prices down by an eighth (12.5%) over the period.

In currencies, the dollar fell 11.16% against the euro, 3.84% against the pound and 2.51% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher.

In international markets, the MSCI Japan® Index gained 5.13% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index added 6.74%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index rose 4.66%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations, resulted in a hung parliament.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bill with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2017 (as a percentage of net assets)

United States	44.7%
France	11.7%
Japan	8.2%
United Kingdom	8.2%
Switzerland	5.1%
Italy	3.7%
Canada	2.4%
Netherlands	2.0%
Spain	1.9%
Singapore	1.3%
Countries between 0.4%–1.2%ˆ	4.1%
Assets in Excess of Other Liabilities*	6.7%
Net Assets	100.0%
* Includes short-term investments and purchased options.
ˆ Includes 5 countries, which each represents 0.4%–1.2% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified closed-end fund that seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

Portfolio Management: The Fund is managed by Bruno Springael, Nicolas Simar and Willem van Dommelen, Portfolio Managers, NNIP Advisors B.V. — the Sub-Adviser.

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields. Through a multi-step screening process of various fundamental factors and fundamental analysis, the portfolio managers construct a portfolio generally consisting of 80-120 common stocks with a history of attractive dividend yields and a potential for stable or growing dividends that are supported by business fundamentals. The portfolio generally seeks to target a dividend yield higher than that of the MSCI World IndexSM dividend yield. Stocks that do not pay dividends may also be selected for portfolio construction and risk control purposes.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”).

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at-the-money, out-of-the-money, or near-the-money. The underlying value of such calls will generally represent 35% to 75% of the value of the Fund’s portfolio. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Call options can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are generally implemented by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money foreign exchange (“FX”) calls. The Fund may also hedge currency exposure by selling the international currencies forward.

The Fund may also invest in other derivative instruments, such as futures, for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Top Ten Holdings as of August 31, 2017* (as a percentage of net assets)

Royal Dutch Shell PLC	2.0%
Citigroup, Inc.	2.0%
Apple, Inc.	2.0%
BNP Paribas	1.9%
Total S.A.	1.7%
Assicurazioni Generali S.p.A.	1.7%
Microsoft Corp.	1.6%
Pfizer, Inc.	1.6%
Engie SA	1.6%
Cisco Systems, Inc.	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Additionally, the Fund retains the ability to partially hedge against significant market declines by buying out-of-the-money put options on regional or country indices, such as the S&P 500® Index, the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Euro Stoxx 50 (Price) Index (“EuroStoxx 50”) or any other broad-based global or regional securities index with an active derivatives market.

Performance: Based on net asset value (“NAV”), the Fund provided a total return of 7.38% for the period ended August 31, 2017.(1) This NAV return reflects an increase in the Fund’s NAV from $8.01 on February 28, 2017 to $8.19 on August 31, 2017, after taking into account monthly distributions. Based on its share price as of August 31, 2017, the Fund provided a total return of 12.95% for the period.(1) This share price return reflects an increase in the Fund’s share price from $7.29 on February 28, 2017 to $7.84 on August 31, 2017, after taking into account monthly distributions. The reference indices, the MSCI World IndexSM and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”), returned 7.80% and 5.11%, respectively, for the reporting period. During the period, the Fund made monthly distributions totaling $0.36 per share, which were characterized as $0.22 per share return of capital and $0.14 per share of net investment income.(2) As of August 31, 2017, the Fund had 97,077,421 shares outstanding.

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

Portfolio Specifics: Equity Portfolio: The underlying equity portfolio lagged the MSCI World IndexSM over the six-month period ending August 31, 2017. Style was a factor, where the value style materially underperformed growth style in the period. The energy and telecommunications sectors were the main laggards for value, while technology was the leading sector for growth. The sector positioning in the portfolio detracted, where our value philosophy resulted in an overweight in energy and telecommunications and an in underweight technology. Style performance dispersion was not only visible between sectors but also within them as well which had an impact on our stock selection, especially in the technology and consumer sectors. In consumer discretionary, our holdings in retail names contributed negatively to relative performance. The main positive contribution in the quarter came from our stock picking within the financial sector, where the Fund benefitted from an overweight to European banks, which benefitted from rising bond yields and reduced political risk following Macron’s victory in the French presidential elections.

Option Portfolio: Over the reporting period, index call options were written on approximately 50% of the market value of the Fund. The calls were sold on the following indices: Nikkei 225, DJ Eurostoxx 50, FTSE 100 and S&P 500®. During the reporting period, the strikes of the call options written were approximately at-the-money.

From March until the end of August, all of the relevant indexes increased. Our option portfolio had positive contribution to performance as did our futures overlay strategy.

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. We partially hedge this risk by purchasing foreign exchange (“FX”) options. To bring the FX overlay more in line with the equity option overlay, we write FX options to finance the Fund’s options purchases. In doing so, the Fund will give up part of its FX upside potential in return for cheaper downside protection as it seeks to dampen the volatility of the Fund’s return. During the reporting period our FX option positions detracted from performance on the margin.

Outlook and Current Strategy: The valuation gap between expensive and cheaply valued companies remains at a very high level, especially in Europe, which we believe should provide a strong reason for investors to rotate into value stocks. While policy uncertainty remains in the U.S., political risk in the Euro zone appears to have declined significantly after the French and Dutch elections, removing one of the headwinds for value stocks.

Investors have favored bonds and their proxies in the first half of this year because of these political risks and low inflation. Stocks with predictable cash flows have been perceived as bond proxies and have strongly outperformed in recent years as interest rates fell. Many of these stocks can be found in sectors such as food and beverage, personal care and consumer durables and luxury. However, we believe the combination of these excessive valuations and the prospect of rising interest rates constitute a material risk to these sectors, and therefore seek to avoid them.

We continue to favor Europe over the U.S., as macro-economic data in Europe point to further economic expansion. Confidence in the euro area is especially strong, with both consumer and business sentiment indicators in June at their highest levels for many years. Earnings trends in the region and the upside potential for equities are improving significantly, driven by sectors such as banks and commodities. We are less positive on the U.S., where we see less valuation dispersion than in Europe and less macro momentum. We are cautious on Japan as inflation targets will be difficult to meet, and the market is highly dependent on currency depreciation.

(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.
(2)	The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2017 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$742,069,279
Short-term investments at fair value**	44,897,435
Cash collateral for futures	22,953
Cash pledged as collateral for OTC derivatives (Note 2)	2,690,000
Foreign currencies at value***	23,828
Foreign cash collateral for futures****	5,032,974
Receivables:
Investment securities sold	6,182,669
Dividends	2,382,091
Foreign tax reclaims	311,748
Variation margin	2,436
Prepaid expenses	5,922
Reimbursement due from manager	16,532
Other assets	39,752
Total assets	803,677,619
LIABILITIES:
Payable for investment securities purchased	4,033,704
Payable for investment management fees	773,622
Payable to trustees under the deferred compensation plan (Note 6)	39,752
Payable for trustee fees	3,933
Other accrued expenses and liabilities	163,864
Written options, at fair valueˆ	3,376,417
Total liabilities	8,391,292
NET ASSETS	$795,286,327
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,066,849,843
Distributions in excess of net investment income or accumulated net investment loss	(5,055,074)
Accumulated net realized loss	(252,252,240)
Net unrealized depreciation	(14,256,202)
NET ASSETS	$795,286,327

* Cost of investments in securities	$756,777,767
** Cost of short-term investments	$44,897,435
*** Cost of foreign currencies	$16,711
**** Cost of foreign cash collateral for futures	$5,032,974
ˆ Premiums received on written options	$4,089,505

Net assets	$795,286,327
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	97,077,421
Net asset value	$8.19

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,605,795
Total investment income	14,605,795
EXPENSES:
Investment management fees	4,559,708
Transfer agent fees	15,886
Shareholder reporting expense	70,605
Professional fees	35,810
Custody and accounting expense	108,781
Trustee fees	11,798
Miscellaneous expense	77,830
Total expenses	4,880,418
Waived and reimbursed fees	(107,901)
Net expenses	4,772,517
Net investment income	9,833,278
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	595,172
Forward foreign currency contracts	(18,841)
Foreign currency related transactions	516,190
Futures	6,782,842
Written options	1,024,390
Net realized gain	8,899,753
Net change in unrealized appreciation (depreciation) on:
Investments	33,141,210
Foreign currency related transactions	51,413
Futures	(587,125)
Written options	2,189,110
Net change in unrealized appreciation (depreciation)	34,794,608
Net realized and unrealized gain	43,694,361
Increase in net assets resulting from operations	$53,527,639

* Foreign taxes withheld	$1,297,824

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$9,833,278	$18,196,237
Net realized gain	8,899,753	30,677,630
Net change in unrealized appreciation (depreciation)	34,794,608	83,946,417
Increase in net assets resulting from operations	53,527,639	132,820,284
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(13,704,699)	(60,524,406)
Return of capital	(21,825,637)	(25,484,984)
Total distributions	(35,530,336)	(86,009,390)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	—	(3,250,793)
Net decrease in net assets resulting from capital share transactions	—	(3,250,793)
Net increase in net assets	17,997,303	43,560,101
NET ASSETS:
Beginning of year or period	777,289,024	733,728,923
End of year or period	$795,286,327	$777,289,024
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(5,055,074)	$(1,183,653)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance															Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions										Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Adjustment to paid-in capital for offering costs	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)		Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/ recoupment(3)	Net expenses after expense waiver/ recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-17	8.01	0.10	•	0.44	0.54	0.14	—	0.22	0.36	—	8.19	7.84	7.38		12.95	795,286	1.23	1.20	2.48	13
02-28-17	7.52	0.19		1.18	1.37	0.62	—	0.26	0.88	—	8.01	7.29	20.78		26.97	777,289	1.23	1.20	2.39	31
02-29-16	9.31	0.18		(1.06)	(0.88)	0.77	—	0.14	0.91	—	7.52	6.51	(8.90	)(5)	(13.92)	733,729	1.23	1.20	2.10	29
02-28-15	10.05	0.22		(0.05)	0.17	0.91	—	—	0.91	—	9.31	8.53	2.47		3.92	908,601	1.22	1.20	2.23	31
02-28-14	9.82	0.27		0.92	1.19	0.69	—	0.27	0.96	—	10.05	9.08	13.65		9.95	979,929	1.22	1.20	2.70	48
02-28-13	10.01	0.27		0.61	0.88	0.25	—	0.82	1.07	—	9.82	9.17	10.34		7.88	958,153	1.23	1.18	2.78	75
02-29-12	11.39	0.36	•	(0.55)	(0.19)	0.26	—	0.93	1.19	—	10.01	9.56	(1.13)		(3.28)	976,685	1.24	1.14	3.45	90
02-28-11	11.58	0.35		0.76	1.11	0.82	—	0.48	1.30	—	11.39	11.12	10.44		0.29	1,108,699	1.22	1.07	3.16	58
02-28-10	9.81	0.38		3.17	3.55	0.30	—	1.48	1.78	—	11.58	12.45	38.12		78.96	1,117,910	1.23	1.03	3.34	72
02-28-09	17.39	0.68	•	(6.39)	(5.71)	0.95	—	0.92	1.87	—	9.81	8.14	(34.02)		(45.09)	947,889	1.22	1.02	4.76	84
02-29-08	19.98	0.66	•	(1.18)	(0.52)	0.61	1.35	0.11	2.07	—	17.39	17.34	(2.74)		(5.71)	1,691,458	1.23	1.03	3.40	79

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(5)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (9.51)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. The Investment Adviser has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, and Voya IM to serve as sub-advisers to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2017, the total fair value of purchased OTC options subject to counterparty credit risk was $242,288. The counterparties did not post any collateral to the Fund at period end. There were no credit events during the period ended August 31, 2017 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2017, the total fair value of written OTC call options subject to Master Agreements in a liability position was $3,376,417. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. At August 31, 2017, the Fund had pledged $2,690,000 in cash collateral for its open written OTC options at period end. There were no credit events during the period ended August 31, 2017 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the period ended August 31, 2017, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the period ended August 31, 2017, the Fund had an average contract amount on forward foreign currency contracts to sell of $907,709. There were no open forward foreign currency contracts at August 31, 2017.

I.  Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2017, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended August 31, 2017, the Fund had an average notional value on purchased and sold futures of $63,420,914 and $18,382,903, respectively. Please refer to the Portfolio of Investments for open futures contracts at August 31, 2017.

J.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and may also purchase put options on equity indices.

The Fund is also subject to foreign currency risk given its significant investments in foreign equities. In order to mitigate this risk, the Fund uses foreign-exchange option collars. Please refer to Note 7 for the volume of both purchased and written option activity during the period ended August 31, 2017.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2017, excluding short-term securities, were $98,690,146 and $130,412,934, respectively.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2017, there were no preferred shares outstanding.

The Investment Adviser has entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.

The Investment Adviser has entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. NNIP Advisors provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.20% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

August 31,
2018	2019	2020	Total
$181,745	$187,559	$191,897	$561,201

The Expense Limitation Agreement is contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — PURCHASED AND WRITTEN OPTIONS

Transactions in OTC purchased foreign currency options were as follows:

	Notional Amount	Cost
Balance at 02/28/2017	$219,000,000	$1,097,708
Options Purchased	216,200,000	1,123,098
Options Expired	(321,200,000)	(1,645,148)
Options Terminated in Closing Sell Transactions	10,500,000	75,492
Balance at 08/31/2017	$124,500,000	$651,150

Transactions in OTC written foreign currency options were as follows:

	Notional Amount	Premiums Received
Balance at 02/28/2017	$219,000,000	$1,042,523
Options Written	(226,700,000)	953,077
Options Expired	232,000,000	(957,633)
Options Terminated in Closing Purchase Transactions	212,900,000	(386,817)
Balance at 08/31/2017	$437,200,000	$651,150

Transactions in OTC written equity options were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/2017	445,200	$4,335,995
Options Written	(1,376,000)	13,221,415
Options Expired	756,300	(6,075,933)
Options Terminated in Closing Purchase Transactions	723,000	(8,043,122)
Balance at 08/31/2017	548,500	$3,438,355

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased, net of commissions	Net increase (decrease)
ended	#	#	($)	($)
8/31/2017	—	—	—	—
2/28/2017	(471,504)	(471,504)	(3,250,793)	(3,250,793)

Share Repurchase Program

Effective April 1, 2017, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2018, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2016, the Fund may have purchased, over the period ended March 31, 2017, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.

For the period ended August 31, 2017, the Fund had no repurchases.

For the year ended February 28, 2017, the Fund repurchased 471,504 shares, representing approximately 0.5% of the Fund’s outstanding shares for a net purchase price of $3,250,793 (including commissions of $11,788). Shares were repurchased at a weighted-average discount from NAV per share of 12.76% and a weighted-average price per share of $6.87. Any future purchases will be updated in the next shareholder report.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2017 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2016
Ordinary Income	Return of Capital
$61,635,335	$25,866,051

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(76,098,255)	$(258,500,016)	2017

As a result of amendments to Regulation S-X, tax cost, appreciation and depreciation now reflect the Fund’s entire portfolio. This includes investments, derivatives, short positions and foreign cash, if applicable. As of August 31, 2017, cost for federal income tax purposes was $803,020,806. Net unrealized depreciation consisted of:

Gross Unrealized Appreciation	$84,431,504
Gross Unrealized Depreciation	(99,073,130)
Net Unrealized Depreciation	$(14,641,626)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of August 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 10 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2017, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.061	08-15-2017	09-15-2017	09-06-2017
$0.061	09-15-2017	10-16-2017	10-04-2017
$0.061	10-16-2017	11-15-2017	11-02-2017

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 93.3%
		Belgium: 0.4%
69,400		Other Securities	$3,221,884	0.4

		Canada: 2.4%
425,114		Shaw Communications, Inc. — Class B	9,484,425	1.2
138,128		Other Securities	9,458,176	1.2
			18,942,601	2.4

		France: 11.7%
204,393		BNP Paribas	15,539,549	1.9
164,794		Casino Guichard Perrachon S.A.	9,366,745	1.2
174,031		Cie de Saint-Gobain	9,540,608	1.2
773,190		Engie SA	12,910,756	1.6
102,397		Sanofi	9,983,724	1.3
260,500		Total S.A.	13,516,630	1.7
107,525		Vinci S.A.	9,893,296	1.2
579,994		Other Securities(a)	12,468,977	1.6
			93,220,285	11.7

		Germany: 1.2%
579,167		Deutsche Bank AG	9,276,505	1.2

		Italy: 3.7%
738,561		Assicurazioni Generali S.p.A.	13,248,201	1.7
454,192	@	UniCredit SpA	9,262,251	1.2
428,587		Other Securities	6,731,400	0.8
			29,241,852	3.7

		Japan: 8.2%
436,100		Itochu Corp.	7,121,333	0.9
1,937,800		Mitsubishi UFJ Financial Group, Inc.	11,808,087	1.5
46,400		Murata Manufacturing Co., Ltd.	7,109,925	0.9
968,800		Nissan Motor Co., Ltd.	9,645,021	1.2
334,400		Sumitomo Mitsui Financial Group, Inc.	12,450,810	1.6
741,600		Other Securities	17,043,989	2.1
			65,179,165	8.2

		Luxembourg: 0.9%
262,544		Other Securities(a)	6,995,276	0.9

		Netherlands: 2.0%
589,367		Royal Dutch Shell PLC	16,266,411	2.0

		Singapore: 1.3%
2,638,000		Other Securities	10,497,134	1.3

		Spain: 1.9%
836,943		Telefonica S.A.	9,029,505	1.1
156,700		Other Securities	5,931,657	0.8
			14,961,162	1.9

		Sweden: 0.7%
992,200		Other Securities	5,818,783	0.7

COMMON STOCK: (continued)
		Switzerland: 5.1%
121,587		Novartis AG	$10,250,654	1.3
36,681		Roche Holding AG	9,319,571	1.2
1,945,579		Other Securities	20,579,781	2.6
			40,150,006	5.1

		Taiwan: 0.9%
197,567		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,304,052	0.9

		United Kingdom: 8.2%
956,592		HSBC Holdings PLC	9,273,857	1.2
2,503,500		Kingfisher PLC	9,673,531	1.2
211,323		Rio Tinto PLC	10,264,240	1.3
4,437,054		Vodafone Group PLC	12,697,483	1.6
4,643,813		Other Securities	23,048,598	2.9
			64,957,709	8.2

		United States: 44.7%
200,200		Abbott Laboratories	10,198,188	1.3
95,611		AbbVie, Inc.	7,199,508	0.9
59,606		Amgen, Inc.	10,596,159	1.3
96,651		Apple, Inc.	15,850,764	2.0
159,538		Bristol-Myers Squibb Co.	9,648,858	1.2
400,039		Cisco Systems, Inc.	12,885,256	1.6
233,100		Citigroup, Inc.	15,857,793	2.0
286,600		ConocoPhillips	12,512,956	1.6
118,925		Eli Lilly & Co.	9,667,413	1.2
114,348		Exxon Mobil Corp.	8,728,183	1.1
405,450		Gap, Inc.	9,576,729	1.2
497,931		General Electric Co.	12,224,206	1.5
121,900		Gilead Sciences, Inc.	10,204,249	1.3
62,531		International Business Machines Corp.	8,943,809	1.1
587,744		Mattel, Inc.	9,533,208	1.2
62,175		McDonald’s Corp.	9,946,135	1.3
252,147		Metlife, Inc.	11,808,044	1.5
174,276		Microsoft Corp.	13,030,616	1.6
478,000		Mosaic Co.	9,550,440	1.2
247,200		Nielsen Holdings PLC	9,603,720	1.2
382,087		Pfizer, Inc.	12,960,391	1.6
73,304		PNC Financial Services Group, Inc.	9,193,055	1.2
109,182		Procter & Gamble Co.	10,074,223	1.3
183,000		Qualcomm, Inc.	9,565,410	1.2
125,700		Wal-Mart Stores, Inc.	9,813,399	1.2
1,899,908		Other Securities	86,621,454	10.9
			355,794,166	44.7

		Total Common Stock (Cost $756,126,617)	741,826,991	93.3

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)(continued)

	Value	Percentage of Net Assets

PURCHASED OPTIONS(b): 0.1%
Total Purchased Options (Cost $651,150)	$242,288	0.1
Total Long-Term Investments (Cost $756,777,767)	742,069,279	93.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.6%
	Mutual Funds: 5.6%
44,897,435	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%†† (Cost $44,897,435)	44,897,435	5.6

	Total Short-Term Investments (Cost $44,897,435)	44,897,435	5.6

	Total Investments in Securities (Cost $801,675,202)	$786,966,714	99.0
	Assets in Excess of Other Liabilities	8,319,613	1.0
	Net Assets	$795,286,327	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of August 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
(a)	The grouping contains non-income producing securities.
(b)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

Sector Diversification	Percentage of Net Assets
Financials	19.2%
Health Care	14.2
Information Technology	11.2
Consumer Discretionary	10.5
Industrials	9.8
Energy	8.3
Telecommunication Services	5.9
Consumer Staples	5.9
Materials	4.2
Utilities	4.1
Purchased Options	0.1
Short-Term Investments	5.6
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2017
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$3,221,884	$—	$3,221,884
Canada	18,942,601	—	—	18,942,601
France	—	93,220,285	—	93,220,285
Germany	—	9,276,505	—	9,276,505
Italy	—	29,241,852	—	29,241,852
Japan	—	65,179,165	—	65,179,165
Luxembourg	—	6,995,276	—	6,995,276
Netherlands	—	16,266,411	—	16,266,411
Singapore	—	10,497,134	—	10,497,134
Spain	—	14,961,162	—	14,961,162
Sweden	—	5,818,783	—	5,818,783
Switzerland	—	40,150,006	—	40,150,006
Taiwan	7,304,052	—	—	7,304,052
United Kingdom	—	64,957,709	—	64,957,709
United States	355,794,166	—	—	355,794,166
Total Common Stock	382,040,819	359,786,172	—	741,826,991
Purchased Options	—	242,288	—	242,288
Short-Term Investments	44,897,435	—	—	44,897,435
Total Investments, at fair value	$426,938,254	$360,028,460	$—	$786,966,714

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)(continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2017
Asset Table (continued)
Other Financial Instruments+
Futures	$178,604	$—	$—	$178,604
Total Assets	$427,116,858	$360,028,460	$—	$787,145,318
Liabilities Table
Other Financial Instruments+
Futures	$(456,725)	$—	$—	$(456,725)
Written Options	—	(3,376,417)	—	(3,376,417)
Total Liabilities	$(456,725)	$(3,376,417)	$—	$(3,833,142)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2017, the following futures contracts were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	612	09/15/17	$24,945,692	$(71,929)
FTSE 100 Index	306	09/15/17	29,409,380	178,604
Nikkei 225 Index	342	09/07/17	30,634,875	(348,712)
			$84,989,947	$(242,037)
Short Contracts
S&P 500 E-Mini	(99)	09/15/17	(12,226,500)	(36,084)
			$(12,226,500)	$(36,084)

At August 31, 2017, the following OTC purchased foreign currency options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put EUR	BNP Paribas Bank	09/20/17	1.091 USD	9,500,000	$38,000	$81
Call USD vs. Put EUR	BNP Paribas Bank	10/20/17	1.127 USD	17,500,000	87,500	10,641
Call USD vs. Put EUR	BNP Paribas Bank	11/20/17	1.147 USD	12,500,000	60,000	37,535
Call USD vs. Put GBP	BNP Paribas Bank	09/20/17	1.223 USD	26,000,000	140,400	1,848
Call USD vs. Put GBP	BNP Paribas Bank	10/20/17	1.255 USD	10,000,000	32,000	24,046
Call USD vs. Put GBP	Morgan Stanley & Co. International PLC	11/20/17	1.248 USD	20,000,000	104,000	74,761
Call USD vs. Put JPY	BNP Paribas Bank	09/20/17	114.750 USD	16,500,000	74,250	2,871
Call USD vs. Put JPY	BNP Paribas Bank	10/20/17	115.500 USD	10,000,000	50,000	7,610
Call USD vs. Put JPY	Morgan Stanley & Co. International PLC	11/20/17	112.440 USD	13,000,000	65,000	82,895
					$651,150	$242,288

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)(continued)

At August 31, 2017, the following OTC written foreign currency options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Put USD vs. Call EUR	BNP Paribas Bank	09/20/17	1.147 USD	9,500,000	$38,000	$(373,015)
Put USD vs. Call EUR	BNP Paribas Bank	10/20/17	1.201 USD	17,500,000	87,500	(163,995)
Put USD vs. Call EUR	BNP Paribas Bank	11/20/17	1.224 USD	12,500,000	60,000	(80,336)
Put USD vs. Call GBP	BNP Paribas Bank	09/20/17	1.307 USD	26,000,000	140,400	(73,757)
Put USD vs. Call GBP	BNP Paribas Bank	10/20/17	1.338 USD	10,000,000	32,000	(17,613)
Put USD vs. Call GBP	Morgan Stanley & Co. International PLC	11/20/17	1.329 USD	20,000,000	104,000	(102,680)
Put USD vs. Call JPY	BNP Paribas Bank	09/20/17	106.700 USD	16,500,000	74,250	(19,189)
Put USD vs. Call JPY	BNP Paribas Bank	10/20/17	106.700 USD	10,000,000	50,000	(43,999)
Put USD vs. Call JPY	Morgan Stanley & Co. International PLC	11/20/17	103.030 USD	13,000,000	65,000	(34,636)
					$651,150	$(909,220)

At August 31, 2017, the following OTC written equity options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	10/06/17	3,470.850 EUR	3,200	10,948,704	$171,624	$(118,260)
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	09/15/17	3,541.800 EUR	3,200	10,948,704	132,136	(21,289)
EURO STOXX 50® Index	Societe Generale	Call	09/01/17	3,519.290 EUR	3,300	11,290,851	147,450	(106)
FTSE 100 Index	Morgan Stanley & Co. International PLC	Call	09/01/17	7,497.340 GBP	2,100	15,604,302	158,928	(3,915)
FTSE 100 Index	Morgan Stanley & Co. International PLC	Call	09/15/17	7,514.640 GBP	2,000	14,861,240	142,450	(58,733)
FTSE 100 Index	Societe Generale	Call	10/06/17	7,390.800 GBP	2,100	15,604,302	199,647	(293,290)
Nikkei 225 Index	Morgan Stanley & Co. International PLC	Call	09/15/17	20,144.570 JPY	73,600	1,445,963,264	112,787	(30,346)
Nikkei 225 Index	Morgan Stanley & Co. International PLC	Call	09/01/17	20,255.620 JPY	74,000	1,453,821,760	117,630	(41)
Nikkei 225 Index	Societe Generale	Call	10/06/17	19,516.400 JPY	73,400	1,442,034,016	170,893	(203,559)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	10/06/17	2,447.480 USD	34,900	86,260,585	955,657	(1,508,872)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	09/01/17	2,479.590 USD	35,000	86,507,750	599,550	(28,414)
S&P 500 Index	Societe Generale	Call	09/15/17	2,488.340 USD	35,100	86,754,915	529,603	(200,372)
							$3,438,355	$(2,467,197)

Currency Abbreviations
EUR — EU Euro
GBP — British Pound
JPY — Japanese Yen
USD — United States Dollar

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)(continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$242,288
Equity contracts	Net Assets — Unrealized appreciation**	178,604
Total Asset Derivatives		$420,892
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation**	$456,725
Equity Contracts	Written options, at fair value	2,467,197
Foreign exchange contracts	Written options, at fair value	909,220
Total Liability Derivatives		$3,833,142

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Written options	Total
Equity contracts	$—	$—	$6,782,842	$441,899	7,224,741
Foreign exchange contracts	33,415	(18,841)	—	582,491	597,065
Total	$33,415	$(18,841)	$6,782,842	$1,024,390	$7,821,806

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Written options	Total
Equity contracts	$—	$(587,125)	$2,663,189	$2,076,064
Foreign exchange contracts	214,612	—	(474,079)	(259,467)
Total	$214,612	$(587,125)	$2,189,110	$1,816,597

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2017:

	BNP Paribas Bank	Morgan Stanley & Co. International PLC	Societe Generale	Totals
Assets:
Purchased options	$84,632	$157,656	$—	$242,288
Total Assets	$84,632	$157,656	$—	$242,288
Liabilities:
Written options	$771,904	$1,907,186	$697,327	$3,376,417
Total Liabilities	$771,904	$1,907,186	$697,327	$3,376,417
Net OTC derivative instruments by counterparty, at fair value	$(687,272)	$(1,749,530)	$(697,327)	$(3,134,129)
Total collateral pledged by the Fund/(Received from counterparty)	$687,272	$1,270,000	$590,000	$2,547,272
Net Exposure(1)(2)	$—	$(479,530)	$(107,327)	$(586,857)

(1)	At August 31, 2017, the Fund had pledged $830,000 in cash collateral to BNP Paribas Bank. Excess cash collateral is not shown for financial reporting purposes.
(2)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)(continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2017:

Indices
% of Total Net Assets against which calls written	50.01%
Average Days to Expiration at time written	44 days
Average Call Moneyness* at time written	OTM/ATM
Premiums received for calls	$3,438,355
Value of calls	$(2,467,197)

Currencies
% of Total Net Assets against which calls/puts written	17.17%
Average Days to Expiration at time written	92 days
Average Call Moneyness* at time written	OTM
Premiums received for calls	$651,150
Value of calls	$(909,220)

Supplemental Put Option Statistics as of August 31, 2017:

Currency
% of Total Net Assets against which Currency calls/puts purchased	17.17%
Average Days to Expiration at time purchased	92 days
Average Currency Put Moneyness* at time purchased	OTM
Premiums Paid for puts	$651,150
Value of puts	$(242,288)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1	At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Global Equity Dividend and Premium Opportunity Fund was held July 6, 2017, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class III Trustees	Voya Global Equity Dividend and Premium Opportunity Fund
	Martin J. Gavin	1*	80,315,055.111	3,225,436.720	0.000	0.000	83,540,491.831
	Patrick W. Kenny	1*	65,007,129.111	18,533,362.720	0.000	0.000	83,540,491.831
	Shaun P. Mathews	1*	65,209,608.111	18,330,883.720	0.000	0.000	83,540,491.831
	Roger B. Vincent	1*	80,259,717.111	3,280,774.720	0.000	0.000	83,540,491.831

*	Proposal Passed

After the July 6, 2017 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, Russell H. Jones, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund other than that listed below.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The Fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2017 Distributions:

Declaration Date	Ex Date	Record Date	Payable Date
17-Jan-17	1-Feb-17	3-Feb-17	15-Feb-17
15-Feb-17	1-Mar-17	3-Mar-17	15-Mar-17
15-Mar-17	3-Apr-17	5-Apr-17	17-Apr-17
17-Apr-17	1-May-17	3-May-17	15-May-17
15-May-17	1-Jun-17	5-Jun-17	15-Jun-17
15-Jun-17	3-Jul-17	6-Jul-17	17-Jul-17
17-Jul-17	1-Aug-17	3-Aug-17	15-Aug-17
15-Aug-17	1-Sep-17	6-Sep-17	15-Sep-17
15-Sep-17	3-Oct-17	4-Oct-17	16-Oct-17
16-Oct-17	1-Nov-17	2-Nov-17	15-Nov-17
15-Nov-17	1-Dec-17	4-Dec-17	15-Dec-17
15-Dec-17	28-Dec-17	29-Dec-17	16-Jan-18

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of common stock as of August 31, 2017, was 88, which does not include approximately 49,641 beneficial owners of shares held in the name of brokers of other nominees.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 28, 2017 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street

Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163319 (0817-102417)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Global Equity Dividend and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.3%
		Belgium: 0.4%
69,400		Ageas	3,221,884	0.4

		Canada: 2.4%
73,547		Canadian Imperial Bank of Commerce - XTSE	6,178,832	0.8
425,114		Shaw Communications, Inc. - Class B	9,484,425	1.2
64,581		TransCanada Corp.	3,279,344	0.4
			18,942,601	2.4

		France: 11.7%
204,393		BNP Paribas	15,539,549	1.9
164,794		Casino Guichard Perrachon S.A.	9,366,745	1.2
174,031		Cie de Saint-Gobain	9,540,608	1.2
773,190		Engie SA	12,910,756	1.6
216,694	@	Eutelsat Communications	6,300,648	0.8
363,300		Orange SA	6,168,329	0.8
102,397		Sanofi	9,983,724	1.3
260,500		Total S.A.	13,516,630	1.7
107,525		Vinci S.A.	9,893,296	1.2
			93,220,285	11.7

		Germany: 1.2%
579,167		Deutsche Bank AG	9,276,505	1.2

		Italy: 3.7%
738,561		Assicurazioni Generali S.p.A.	13,248,201	1.7
428,587		ENI S.p.A.	6,731,400	0.8
454,192	@	UniCredit SpA	9,262,251	1.2
			29,241,852	3.7

		Japan: 8.2%
103,700		Canon, Inc.	3,634,866	0.4
436,100		Itochu Corp.	7,121,332	0.9
198,400		Japan Airlines Co. Ltd.	6,831,374	0.9
1,937,800		Mitsubishi UFJ Financial Group, Inc.	11,808,087	1.5
439,500		Mitsui & Co., Ltd.	6,577,750	0.8
46,400		Murata Manufacturing Co., Ltd.	7,109,925	0.9
968,800		Nissan Motor Co., Ltd.	9,645,021	1.2
334,400		Sumitomo Mitsui Financial Group, Inc.	12,450,810	1.6
			65,179,165	8.2

		Luxembourg: 0.9%
262,544	@	ArcelorMittal	6,995,276	0.9

		Netherlands: 2.0%
589,367		Royal Dutch Shell PLC	16,266,411	2.0

		Singapore: 1.3%
2,418,800		Singapore Telecommunications Ltd.	6,610,157	0.8
219,200		United Overseas Bank Ltd.	3,886,977	0.5
			10,497,134	1.3

		Spain: 1.9%
156,700		ACS Actividades de Construccion y Servicios S.A.	5,931,657	0.8
836,943		Telefonica S.A.	9,029,505	1.1
			14,961,162	1.9

		Sweden: 0.7%
992,200		Telefonaktiebolaget LM Ericsson	5,818,783	0.7

		Switzerland: 5.1%
469,268		Credit Suisse Group AG	6,890,187	0.9
1,453,200		Glencore PLC	6,772,544	0.8
121,587		Novartis AG	10,250,654	1.3
36,681		Roche Holding AG	9,319,571	1.2
23,111		Zurich Insurance Group AG	6,917,050	0.9
			40,150,006	5.1

		Taiwan: 0.9%
197,567		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,304,052	0.9

		United Kingdom: 8.2%
2,330,813		Barclays PLC	5,764,282	0.7
956,592		HSBC Holdings PLC	9,273,857	1.2
134,413		Imperial Brands PLC	5,560,430	0.7
1,847,637		J Sainsbury PLC	5,624,310	0.7
2,503,500		Kingfisher PLC	9,673,531	1.2
211,323		Rio Tinto PLC	10,264,240	1.3
330,950		SSE PLC	6,099,576	0.8
4,437,054		Vodafone Group PLC	12,697,483	1.6
			64,957,709	8.2

		United States: 44.7%
200,200		Abbott Laboratories	10,198,188	1.3
95,611		AbbVie, Inc.	7,199,508	0.9
28,400		Allergan plc	6,517,232	0.8
95,100		American Electric Power Co., Inc.	7,002,213	0.9
59,606		Amgen, Inc.	10,596,159	1.3
96,651		Apple, Inc.	15,850,764	2.0
159,538		Bristol-Myers Squibb Co.	9,648,858	1.2
84,600		Bunge Ltd.	6,313,698	0.8
30,180		Caterpillar, Inc.	3,545,848	0.5
328,679		CenturyLink, Inc.	6,481,550	0.8
400,039		Cisco Systems, Inc.	12,885,256	1.6
233,100		Citigroup, Inc.	15,857,793	2.0
286,600		ConocoPhillips	12,512,956	1.6
118,925		Eli Lilly & Co.	9,667,413	1.2
99,895		Eversource Energy	6,293,385	0.8
114,348		Exxon Mobil Corp.	8,728,183	1.1
405,450		Gap, Inc.	9,576,729	1.2
497,931		General Electric Co.	12,224,206	1.5
121,900		Gilead Sciences, Inc.	10,204,249	1.3
263,700		Hanesbrands, Inc.	6,397,362	0.8
91,664		Intel Corp.	3,214,656	0.4

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
62,531	International Business Machines Corp.	8,943,809	1.1
97,900	Las Vegas Sands Corp.	6,090,359	0.8
303,157	Macy's, Inc.	6,296,571	0.8
587,744	Mattel, Inc.	9,533,208	1.2
62,175	McDonald's Corp.	9,946,135	1.3
101,100	Merck & Co., Inc.	6,456,246	0.8
252,147	Metlife, Inc.	11,808,044	1.5
174,276	Microsoft Corp.	13,030,617	1.6
478,000	Mosaic Co.	9,550,440	1.2
247,200	Nielsen Holdings PLC	9,603,720	1.2
382,087	Pfizer, Inc.	12,960,391	1.6
73,304	PNC Financial Services Group, Inc.	9,193,055	1.2
109,182	Procter & Gamble Co.	10,074,223	1.3
183,000	Qualcomm, Inc.	9,565,410	1.2
87,600	Schlumberger Ltd.	5,563,476	0.7
46,500	Stanley Black & Decker, Inc.	6,696,000	0.8
101,650	Symantec Corp.	3,047,467	0.4
139,783	Verizon Communications, Inc.	6,705,390	0.8
125,700	Wal-Mart Stores, Inc.	9,813,399	1.2
		355,794,166	44.7

	Total Common Stock
	(Cost $756,126,617)	741,826,991	93.3

	Value	Percentage of Net Assets
PURCHASED OPTIONS @,(a): 0.1%(a)
Total Purchased Options
(Cost $651,150)	242,288	0.1

Total Long-Term Investments
(Cost $756,777,767)	742,069,279	93.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Mutual Funds: 5.6%
44,897,435	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%††
	(Cost $44,897,435)	44,897,435	5.6

	Total Short-Term Investments
	(Cost $44,897,435)	44,897,435	5.6

	Total Investments in Securities (Cost $801,675,202)	$786,966,714	99.0
	Assets in Excess of Other Liabilities	8,319,613	1.0
	Net Assets	$795,286,327	100.0

††	Rate shown is the 7-day yield as of August 31, 2017.
@	Non-income producing security.
ADR	American Depositary Receipt
(a)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2017